EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1992, the Series 1992-A Supplement dated as of June
1, 1992, and the Series 1992-B Supplement dated April 17,
1995 (collectively, the "Pooling and Servicing Agreement") by and between PB&T and Chemical Bank as trustee, (the
"Trustee"), does hereby certify as follows:

A)	Capitalized terms used in this notice have their
respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "Preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered.
References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.06 of the Pooling and Servicing Agreement.

B)	PB&T is the Servicer under the Pooling and Servicing
Agreement.

C)	The undersigned is a Servicing Officer.

D)	The date of this notice is a Determination Date under
the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on November 14, 1996 which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.06:

A) 	Pursuant to subsection 4.06 (a): (1) Interest at the
Certificate Rate for the preceding Monthly Period on the
Investor Interest
 .......................					$881,188.33

(2) Deficiency Amounts
 ......................					$0.00

B)	Pursuant to subsection 4.06(b): (1) The Investor
Monthly Servicing Fees for the preceding Monthly Period
 ............					$316,666.67

(2) Accrued and unpaid Investor Monthly Servicing Fees
 ......................					$0.00

C)	Pursuant to subsection 4.06 (c): (1) The Operating
Expense Fee for the preceding Monthly
Period.....................					$9,816.67

(2) Accrued and unpaid Operating Expense Fees
 ....					$0.00

D)	Pursuant to subsection 4.06 (d): (1) The Monthly
Enhancement Fee for the preceding Monthly
Period.....................					$7,281.99

(2) Accrued and unpaid Enhancement Fees
 ....					$0.00

E)	Pursuant to subsection 4.06 (e): (1) The Program Fee
for the preceding Monthly
Period.....................					$40,232.24

(2) Accrued and unpaid Program Fees
 ...................					$0.00

F)	Pursuant to subsection 4.06 (f):

Aggregate Investor Default Amount for the preceding Monthly
Period ................					$1,489,872.58

G)	Pursuant to subsection 4.06 (g):

Unreimbursed Investor Chargeoffs
 ............					$0.00

H)	Pursuant to subsection 4.06(h):

(1) Pay to the LOC Issuer for application in accordance with
the Reimbursement Agreement..					$0.00

(2) Pay remaining Excess Spread to the Holder of the
Exchangeable Seller Certificate
 .................................$0.00



B-2 I)	Pursuant to subsection 4.13(i):

(1)  Pay to the LOC Issuer persuant to 4.13
(a).....................................$0.00

(2)
 Deposit in the Cash Collateral Account persuant to 4.13
(b).........................					$0.00

(3)  Pay to the Seller the excess, if any, of amounts
received by the Trustee persuant to the Loan Agreement over
the sum of (1) and (2)
above................................$0.00


Total
 .......................................	$0.00


Pursuant to Section 4.08, during an Amortization Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Principal Account on 11/14/96, which is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.08:

A)	During General Amortization Period: (1) Monthly Total
Percentage Allocation for preceding Monthly Period
 ................					$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS FROM THE CASH
COLLATERAL ACCOUNT

Pursuant to Section 4.06 and subsection 4.09(c), the Servicer hereby notifies the Trustee to make withdrawals on 11/14/96, the Transfer date of the current calendar month, from the Cash Collateral Account in an aggregate amount as set forth in C. below and to deposit such amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of Collections
of Finance Charge Receivables, (ii) amounts deposited with respect to Cardholder Fees, Recoveries, Discount Option Receivables, Ineligible Finance Charge Receivables, Interchange Interest on Cash Collateral Account and (iii) interest on amounts in collection accounts, allocatedto the Series Finance Charge Account for the preceding Monthly
Period
 ........................$2,661,098.42




B-3

B.	The sum of (a) Certificate Interest accrued during the
preceding Monthly Period (plus any past due Certificate Interest), plus (b) the Investor Monthly Servicing Fee for the preceding Monthly Period (plus any past due Investor Monthly Servicing Fee), plus (c) the Operating Fee Expense (plus any past due Operating Fee Expense), plus (d) the Monthly Enhancement Fee (plus any past due Monthly
Enhancement Fee), plus (e) the Program Fee (plus any past
due Program Fees), plus (f) the Aggregate Investor Default Amount, if any, for the preceding Monthly Period
 ..................................$2,745,058.48

C.	The excess, if any, of B over A (the "Total Withdrawal
Amount")
 ............................$83,960.06

D.	The
excess, if any, of A over B (the Excess Deposits due to
Seller)
 .........................$0.00


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly
Periods preceding the current calendar month:


A)	Subsection 4.06 (a): The aggregate amount of all
Deficiency Amounts
 .....................................$0.00

B)	Subsection 4.06 (b): The aggregate amount of all
accrued and unpaid Investor Monthly Servicing Fees
 ......					$0.00

C)	Subsection 4.06 (c): The aggregate amount of all
accrued and unpaid Operating Fee
Expenses..........................$0.00




B-4

D)	Subsection 4.06(d): The aggregate amount of all
accrued and Monthly Enhancement
Fees.................					$0.00

E)	Subsection 4.06 (e): The aggregate amount of all
accrued and unpaid Program
Fees....................					$0.00

F)	Subsection 4.06 (f): The aggregate amount of all
unreimbursed Investor
Chargeoffs....................					$0.00





IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Joel Rosenberg	  Tom Mason Title:  Senior
Vice President




B-5



EXHIBIT C




FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


SERIES 1992-B

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST CLASS I CERTIFICATES



Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1992 and the Series 1992-A Supplement dated June 30, 1992 and the Series 1992-B Supplement dated
April 17, 1995 (collectively, the "Pooling and Servicing
Agreement") by and between The Prudential Bank & Trust
Company ("PB&T") and Chemical Bank, as trustee (the
"Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1992-B Certificateholders and the performance of the PB&T Master Credit Card Trust (the
"Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date of 11/15/96 and with respect to the performance of the Trust during the month of October, 1996 is set forth below.
Certain information is presented on the basis of an amount of $1,000 per series 1992-B Certificate (a "Certificate").
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution
(Stated on the basis of $1,000 Original Certificate
Principal Amount.)

1.	The total amount of the distribution to
Certificateholders on 11/15/96, per $1,000 original
certificate principal amount
 .....................................$4.64

2.	The amount of the distribution set forth in paragraph
1 above in respect of principal of the Certificate, per
$1,000 original certificate principal amount
 ................					$0.00

3.	The amount of the distribution set forth in paragraph
1 above in respect of interest on the Certificates, per
$1,000 original certificate principal amount
 ................					$4.64 B.

Information Regarding the Performance of the Trust

1.	Collection of Principal Receivables

The aggregate amount of Collections on Principal Receivables processed during the month of October, 1996 with respect to
the Agreement
 ...................................$27,532,667.20

The aggregate amount of Collections on Principal Receivables processed during the month of October, 1996 with respect to
all other Series pursuant to this Agreement
 ...........					$0.00

The amount of distribution allocable to Certificate
Principal from all other Series pursuant to this Agreement
 ...........					$0.00

The aggregate amount of Collections on Principal Receivables processed during the month of October, 1996 which were
allocated in respect of the Class 1 Certificates
 ......					$16,392,950.05

2.	Deficit General Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of October, 1996 [the
prior month] (distribution on the next Distribution Date will be allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables in the
Trust (which reflects the Principal Receivables represented
by the Seller Interest and by the Aggregate Investor
Interests)
 .........................$301,509,908.99

(2) The amount of Principal Receivables in the Trust
represented by the Investor Interest of Series
1992-B.					$190,000,000.00

(3) The Investor Interest of Series 1992-B set forth in
paragraph 3 (a) (2) above as a percentage of the aggregate
amount of Principal Receivables set forth in paragraph 3 (a)
(1) above
 .............................63.02%

C-2 (b)	As of the end of the last day of September, 1996
(distributions on this Distribution Date have been allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables in the
Trust (which reflects the Principal Receivables represented
by the Seller Interest and by the Aggregate Investor
Interests)
 .........................$319,095,246.86

(2) The amount of Principal Receivables in the Trust
represented by the Investor Interest of Series 1992-B
 ............................$190,000,000.00

(3) The
Investor Interest of Series 1992-B set forth in paragraph 3
(a) (2) above as a percentage of the aggregate amount of
Principal Receivables set forth in paragraph 3 (a) (1) above
 .............................59.54%

4.	Delinquent Balances

The aggregate amount of outstanding balances in Accounts which were delinquent as of the end of the day on:
			10/31/96

Receivables (a) 31 - 60
days:..............				$5,695,415.40 		1.89%

(b) 61 - 90
days: .............				$3,540,290.00 		1.17%

(c) 91
- 120 days: ............				$2,771,656.76
		0.92%

(d) 121 - 150 days: ...........				$2,242,196.91
		0.74%

(e) 151 - 180 days: ...........				$2,289,428.29
		0.76%

(f) 181 - 190 days: ...........				$2,171,324.99
		0.72%

Total:		$18,710,312.35 		6.21%

C-3 5.	Investor Default Amount

The aggregate amount of all defaulted Principal Receivables
written off as uncollectible during the month of October,
1996 allocable to the Investor Interest for Series 1992-B
(the "Aggregate Investor Default Amount")
 ............................$1,489,872.58

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor Default Amount set
forth in paragraph 5 above, over the amount of the
withdrawals from the Cash Collateral Account made to
reimburse the Trust for such amount written off (an
"Investor Charge Off") ..............$0.00

(b) The
amount of the Investor Charge Offs set forth in paragraph 6
(a) above, per $1,000 original certificate principal amount
(which will have the effect of reducing, pro rata, the
amount of each Certificateholder's investment
 ..................................					$0.00

(c) The aggregate amount of Investor Charge Offs reimbursed
on the Transfer Data immediately preceding such Distribution
Data
 ........................................$0.00

(d)
The amount of the reimbursed Investor Charge Offs set forth
in paragraph 6 (c) above, per $1,000 original certificate
principal amount
 ............................$0.00

7.	Investor Servicing Fee

The amount of the Investor Monthly Servicing Fee payable by
the Trust to the Servicer for the month of October, 1996
 ..............					$316,666.67

8.	Available Cash Collateral Amount

The amount available to be withdrawn from the Cash
Collateral Account as of the close of business on 11/14/96
(the "Transfer Date"), after giving effect to all with-
drawals, deposits and payments to be made in respect of the
preceding months .............					$5,712,641.66

The
Required Cash Collateral Amount on the Transfer Date
 ...............................	$8,075,000.00

C-4
9.	Available LOC Amount

The available LOC amount as of the close of business on
11/14/96 (the "Transfer
Date")......................................$17,087,358.34

9.A	The Required Enhancement Amount on the Transfer Date
 ...............................$22,800,000.00


C.	The Pool Factor

The Pool Factor for the  Record Date 06/30/96 (which
represents the ratio of the amount of the Investor Interest
for Series 1992-B as of such Record Date (adjusted after
taking into account any reduction in the Investor Interest
which will occur on the following Distribution Date) to the
Initial Investor Interest for Series 1992-B).  The amount of a Certificate- holder's pro rata share of the Investor
Interest for Series 1992-B can be determined by multiplying
the original denomination by the Pool Factor
 .............................					1.0000000

D.	Other Information

Currently Effective Fixed Rate Receivable
Percentage.....................................	65.00%

Interest Rate Cap Amount for the Transfer Date immediately
preceding the Distribution
Date................					$0.00

Portfolio
Yield..................7.40%

Base
Rate............................7.93%

Excess Spread Percentage for the prior Monthly
Period......................	-0.53%

Currently Effective Three Month Average Excess Spread
Percentage...................................1.49%

Total amount of Finance Charge Receivable Collections
processed during the preceding Monthly Period with respect
to the Agreement.					$2,628,599.83

C-5






IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Joel Rosenberg	  Tom Mason Title:  Senior
Vice President




				C-6

					               Schedule - to Monthly
					               Servicer's Certificate
					               with respect to the
					               Series 1992-B
					               Certificates


			   THE PRUDENTIAL BANK & TRUST COMPANY
		   ___________________________________________________

		PB&T MASTER CREDIT CARD TRUST II, SERIES 1992-B, CLASS 1
		   ___________________________________________________

1.	The aggregate amount of the Investor Percentage
	of Collections of Principal Receivables processed
	by the Servicer pursuant to Section 4.06 during
	the preceding Monthly Period was equal to .......$16,392,950.05

2.	The aggregate amount of the Investor Percentage of
	Collections of Finance Charge Receivables
	(including amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer during
	the preceding Monthly Period was equal to ......	$2,509,264.13

a.	The aggregate amount of the Investor Percentage
	of Collections of Finance Charge Receivables
	(excluding amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer pursuant
	to Section 4.06 during the preceding Monthly
	Period was equal to ...........................$2,268,599.94

b.	The aggregate amount of Interchange to be
	deposited in the Series Finance Charge Account
	with respect to the Series 1992-B Certificates
	(pursuant to Section 3 (c) of the Series 1994-B
	Supplement) on the Transfer Date of the current
	calendar month is equal to ......................$158,324.42

c.	The aggregate amount of Investor Percentage of
	Recoveries deposited in the Series Finance
	Charge Account with respect to the preceding
	Monthly Period was equal to .....................$82,339.76

3.	The aggregate amount of Investor Percentage of
	amounts with respect to Cardholder Fees
	deposited into the Series Finance Charge
	Account on or before the Transfer Date during
	the current Monthly Period with respect to the
	prior Monthly Period is equal to ...............$119,234.80

4.	The aggregate amount of Investor Percentage of
	amounts with respect to Ineligible Finance
	Charge Receivables deposited into the Series
	Finance Charge Account on or before the
	Transfer Date during the current Monthly Period
	with respect to the prior Monthly Period is
	equal to ......................................$0.00

5.	The aggregate amount of Investor Percentage of
	amounts with respect to Discount Option
	Receivables deposited into the Series Finance
	Charge Account on or before the Transfer Date
	during the current Monthly Period with respect
	to the prior Monthly Period is equal to .........$0.00

6.	The aggregate amount of funds deposited into
	the Seller's Account in connection with Credit
	Adjustments and Ineligible Principal
	Receivables with respect to the previous
	Monthly Period is equal for .....................$0.00

7.	The aggregate amount of funds on deposit in the
	Series Finance Charge Account allocable to the
	Series 1992-B Certificates with respect to
	Collections processed as of the end of the last
	day of the preceding Monthly Period was equal
	to ..............................................$2,628,599.83

8.	The aggregate amount of funds on deposit in the
	Series Principal Account allocable to the
	Series 1992-B Certificates with respect to
	Collections processed as of the last day of the
	preceding Monthly Period was equal to ...........$0.00

9.	The aggregate amount of funds on deposit in the
	Seller's Account allocable to the Series 1992-B
	Certificates as of the Transfer Date is equal
	to ..............................................$0.00

10.	The Total Withdrawal Amount required to be made
	from the Cash Collateral Account pursuant to
	Section 4.06 on the Transfer Date in the
	current calendar month is equal to ..............$83,960.06


11.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and paid in
	accordance with the Loan Agreement pursuant to
	subsection 4.06 (h) on the Transfer Date on
	the current calendar month is equal to ..........$0.00


12.	The Cash Collateral Account Surplus on the
	Transfer Date in the Current calendar month is
	equal to ........................................$0.00

				S-2
13.	The aggregate amount to be withdrawn from the
	Cash Collateral Account and to be paid in
	accordance with the Reimbursement Agreement on the
	Transfer Date on the current calendar month is
	equal to .......................................$0.00

14.	The Available Cash Collateral Amount on the
	Transfer Date of the current calendar month,
	after giving effect to the deposits and
	withdrawals specified above, is equal to ........$5,712,641.66

15.	The amount of interest payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to .............................................$881,188.33

16.	The amount of principal payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to .............................................$0.00

17.	The sum of all amounts payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to .............................................$881,188.33

18.	To the knowledge of the undersigned, no
	Series 1992-B Pay Out event or Trust Pay
	Out Event has occurred except as described below:

							None



		IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.




				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President



EXHIBIT A to Reimbursement Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES 1992-B,
CLASS I

The undersigned is a duly authorized
representative of The Prudential Bank & Trust
Company ("PB&T"), as Servicer under the Loan
Agreement dated as of June 30, 1992 (The "Loan
Agreement") among Chemical Bank, as Trustee (the
"Trustee"), PB&T, and Swiss Bank Corporation, New
York Branch, as Agent (the "Agent") and as a bank
(the "Bank" and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

(a)	Capitalized terms used in this certificate
have the respective meanings set forth in the Loan
Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan
Agreement.


(b)	PB&T is the Servicer under the
Reimbursement Agreement.

(c)	The undersigned is duly authorized by PB&T,
as Servicer, to instruct the Trustee to make the payments designated herein.

(d)	The total amount of Available Funds and
Earnings equals:				$0.00


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Banks out of the total amount of Available Funds and Earnings
(see (d) above):

(1)	Amounts payable to the Banks under Section
2.4.

(A)	Interest and principal on L/C
draws			$0.00

(B)	Unpaid Monthly L/C Fee			$0.00

(C)	Cash Collateral Account
Deficiencies			$0.00

(D)	Other Amounts owed the L/C
Bank			$0.00

(E)	L/C Commitment Fee			$0.00

(F)	Total amount payable (A + B + C + D +
E)			$0.00


(6)	Remaining Available Funds and Earnings ((d)
- (I.F))			$0.00



II.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to support
other Finance Charge Sharing Series in Group
One.				$0.00

(2)	Finance Charge Shortfalls in other Finance
Charge Sharing Series in Group
One.				N/A

(3)	If a Finance Charge Shortfall exists in
1992-B, Available Funds and Earnings from other
Finance Charge Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$0.00


III.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to support
other Principal Sharing Series in Group
One.				$0.00

(2)	Princicpal Shortfalls in other Principal
Sharing Series in Group One.				N/A

(3)	If a Principal Shortfall exists in 1992-B,
Available Funds and Earnings from other Principal
Sharing Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$0.00


IV.	Remaining Amount

(1)	Remaining Available Funds and Earnings
payable to PB&T

(see (II) (4))				$0.00



THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:  Tom Mason Title:  Senior Vice President


The Prudential Bank and Trust Company


For Monthly Period ended:
			10/31/96

Interest Period (# of days):
			31

Date of this Report: 			11/7/96

Period (Revolving, Controlled Amortization or
Rapid Amortization): Revolving


A.	Excess Spread Calculation (per Reimbursement
Agreement):

1	Collections of Finance Charge Receivables
(excluding					$2,268,599.94 Interchange and
Recoveries) (Schedule to the Monthly Servicer's
Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly
Servicer's					$119,234.80
Certificate 3.)

3	Ineligible Finance Charge Receivables
(Schedule					$0.00 to the Monthly
Servicer Certificate 4.)

4	Discount Option Receivables (Schedule to
the					$0.00 Monthly Servicer
Certificate 5.)

5	Interchange (Schedule to the Monthly
Servicer					$158,324.42
Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer					$82,339.76 Certificate
2.c.)

6.A	Interest Rate Cap Amounts
Payable					$0.00

6.B	Finance Charge
Inflow					$0.00

6.C	Earnings on Cash Collateral
Account					$32,599.49

7	Sum of all spread components (A1 + A2 + A3 +
A4 +					$2,661,098.41 A5 + A6 +
A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on
Distribution					$881,188.33 Date
(Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly
Certificate-					$316,666.67 holders' Statement
7.)

10	Operating Expense Fee (Monthly Payment
Instructions					$9,816.67 and
Notification C(1))

11	Monthly Enhancement Fee (Monthly Payment
Instructions					$7,281.99 and
Notification D(1))

12	Program Fee (Monthly Payment
Instructions					$40,232.24 and
Notification E(1))

13	Aggregate Investor Default Amount
(Monthly					$1,489,872.58 Certificate holders'
Statement B.5)

14	Reimbursement of Investor Charge Offs
(Monthly					$0.00 Certificate
holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10 + A11 +
A12 +					$2,745,058.48 A13 + A14 )

17	Excess spread (A7 -
A16)					($83,960.06)

18	Excess spread Percentage for Monthly
Period					-0.53% (A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day of the
Monthly Period					$190,000,000.00

2	Investor Interest on the last day of the
Monthly Period					$190,000,000.00

3	Average Excess Spread Percentage for three
preceding					1.49% Monthly Periods

4	Average Excess Spread Percentage for twelve
preceding					2.72% Monthly Periods

5	Spread Account Cap for preceding Monthly
Period					$3,800,000.00

6	Spread Account Trigger

Upward Trigger (Monthly): a)	If  B3 <= 3.0% but
B3 >= 2.25%, then B7=		$3,800,000

b)	If  B3 <= 2.25% but B3 >= 2.00%,then
B7=		$7,600,000

c)	If B3 < 2.00%, then B7 =		$8,075,000

7	Applicable Spread Account Cap for next
succeeding					$8,075,000.00
Transfer Date (B6a, B6b,B6c if applicable, otherwise B5)

8	Required Cash Collateral Amount ,
or					$8,075,000.00

a)	if Payout Commencement Date (the greater of
12.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the last
Transfer Date					$3,800,000.00

10	Cash Collateral Amount on the next
succeeding Transfer
Date					$5,712,641.66

11	Seller's Collateral Account Deficiency (B8 -
B10)					$2,362,358.34

12	Stated Amount of
LOC					$17,087,358.34

13	Maximum LOC
Amount					$24,200,000.00

14	Less Drawings					$0.00

15	Unutilized LOC amount as of the last
Transfer					$7,112,641.66 Date

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal
Receivables					$204,301,075.23 (107.5268817% *
aggregate Initial Investor Interest)

2	Minimum Seller Interest (7.00% *
C1)					$14,301,075.27

3	Lowest Average Seller Interest for any
fifteen-day 					$124,322,882.30
period during the preceding Monthly Period
(computed  on the Schedule 1 to Exhibit A)

4	Breach of Minimum Seller Interest during the
					No preceding Monthly Period
("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 -
C3)					0.00


C.	Remaining Amount

L/C Commitment Fee				 	$0.00

Remaining Available Funds and
Earnings					$0.00





3 Month Avg.	12 Month Avg.
Reporting		Excess Spread	Excess Spread	Excess
Spread Period	Excess
Spread	Percentage	Percentage	Percentage

Sep-95	59,416.29	2.85% Oct-95	131,691.16	3.16%
Nov-95	285,547.03	4.57%	3.53%
Dec-95	353,064.79	4.24%	3.99%
Jan-96	436,532.69	4.19%	4.33%
Feb-96	272,846.48	2.18%	3.54%
Mar-96	650,055.76	4.46%	3.61%
Apr-96	682,205.50	4.31%	3.65%
May-96	348,859.03	2.20%	3.66%
Jun-96	-171,027.12	-1.08%	1.81%
Jul-96	496,034.69	3.13%	1.42%
Aug-96	421,793.96	2.66%	1.57%	3.07%
Sep-96	370,275.97	2.34%	2.71%	3.03%
Oct-96	-83,960.06	-0.53%	1.49%	2.72%
0.00%	0.60%


ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized representative of The Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing
Agreement dated as of June 30, 1992 and the Series
1992-A Supplement dated as of June 30, 1992 and the Series 1992-B Supplement dated April 17, 1995
(collectively, the "Pooling and Servicing
Agreement") by and between PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby cerify as follows:

A)	PB&T is the Servicer under the Pooling and
Servicing Agreement.

B)	The undersigned is a Servicing Officer.

C)	The date of this notice is a Determination
Date under the Pooling and Servicing Agreement.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance
Charge Account on November 14, 1996 which date is a Transfer Date and (ii) to pay to PB&T the excess deposits from the preceding Monthly Period after making distributions pursuant to Section 4.06 as scheduled below:

Total deposits from the preceding Monthly Period
 ................	$2,350,939.70

Interest at the Certificate Rate for the preceding
Monthly period on the Investor
Interest............$881,188.33

Payment pursuant to subsection 4.06 (f) and in
accordance with Section 2.11 of the Loan Agreement
 ....................$0.00


Withdrawal Amount					$83,960.06

Excess deposits due to
PB&T................$1,553,711.43


IN
WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.

THE PRUDENTIAL BANK AND TRUST COMPANY,



By: Name:   Tom Mason Title:  Senior Vice
President